Second Quarter 2022 Earnings Presentation www.ussteel.com July 28, 2022

Legal disclaimers These slides are being provided to assist readers in understanding the results of operations, financial condition and cash flows of United States Steel Corporation as of and for the second quarter 2022. Financial results as of and for the periods ended June 30, 2022 provided herein are preliminary unaudited results based on current information available to management. They should be read in conjunction with the consolidated financial statements and Notes to the Consolidated Financial Statements contained in our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission. These slides contain information that may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. We intend the forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in those sections. Generally, we have identified such forward-looking statements by using the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “target,” “forecast,” “aim,” “should,” “plan,” “goal,” “future,” “will,” “may,” and similar expressions or by using future dates in connection with any discussion of, among other things, financial performance, the construction or operation of new and existing facilities, the timing, size and form of share repurchase transactions, operating performance, trends, events or developments that we expect or anticipate will occur in the future, statements relating to volume changes, share of sales and earnings per share changes, anticipated cost savings, potential capital and operational cash improvements, changes in global supply and demand conditions and prices for our products, international trade duties and other aspects of international trade policy, statements regarding our future strategies, products and innovations, statements regarding our greenhouse gas emissions reduction goals and statements expressing general views about future operating results. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking. Forward-looking statements are not historical facts, but instead represent only the Company’s beliefs regarding future events, many of which, by their nature, are inherently uncertain and outside of the Company’s control. It is possible that the Company’s actual results and financial condition may differ, possibly materially, from the anticipated results and financial condition indicated in these forward-looking statements. Management believes that these forward-looking statements are reasonable as of the time made. However, caution should be taken not to place undue reliance on any such forward-looking statements because such statements speak only as of the date when made. Our Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. In addition, forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from our Company's historical experience and our present expectations or projections. These risks and uncertainties include, but are not limited to, the risks and uncertainties described in “Item 1A. Risk Factors” in our Annual report on Form 10-K for the year ended December 31, 2021 and those described from time to time in our future reports filed with the Securities and Exchange Commission. The investment in direct reduced-grade (DR) pellets and expected timeline described herein are subject to state and local support and receipt of regulatory permitting. The proposed transaction with SunCoke Energy (“SunCoke”) described herein is contingent upon several conditions, including the negotiation and execution of a definitive agreement, approval by the Board of Directors of U. S. Steel, and receipt of all appropriate regulatory approvals. There can be no assurance as to the final terms of the proposed transaction, that the conditions will be satisfied, or that the proposed transaction will be completed. References to “U. S. Steel,” “the Company,” “we,” “us,” and “our” refer to United States Steel Corporation and its consolidated subsidiaries, and references to “Big River Steel” refer to Big River Steel Holdings LLC and its direct and indirect subsidiaries unless otherwise indicated by the context. 2

Explanation of use of non-GAAP measures We present adjusted net earnings, earnings before interest, income taxes, depreciation and amortization (EBITDA) and adjusted EBITDA, which are non-GAAP measures, as additional measurements to enhance the understanding of our operating performance. We believe that EBITDA, considered along with net earnings, is a relevant indicator of trends relating to our operating performance and provides management and investors with additional information for comparison of our operating results to the operating results of other companies. Adjusted net earnings is a non-GAAP measure that excludes the effects of items that include: restructuring and other charges, asset impairment charges, gain on sale of Transtar, (gains) losses on assets sold & previously held investments, debt extinguishment, pension de- risking, environmental remediation charge, tax effect of the above items and other charges, net (Adjustment Items). Adjusted EBITDA is also a non-GAAP measure that excludes the effects of certain Adjustment Items. We present adjusted net earnings and adjusted EBITDA to enhance the understanding of our ongoing operating performance and established trends affecting our core operations by excluding the effects of events that can obscure underlying trends. U. S. Steel's management considers adjusted net earnings and adjusted EBITDA as alternative measures of operating performance and not alternative measures of the Company's liquidity. U. S. Steel’s management considers adjusted net earnings and adjusted EBITDA useful to investors by facilitating a comparison of our operating performance to the operating performance of our competitors. Additionally, the presentation of adjusted net earnings and adjusted EBITDA provides insight into management’s view and assessment of the Company’s ongoing operating performance because management does not consider the Adjustment Items when evaluating the Company’s financial performance. Adjusted net earnings and adjusted EBITDA should not be considered a substitute for net earnings, earnings per diluted share or other financial measures as computed in accordance with U.S. GAAP and is not necessarily comparable to similarly titled measures used by other companies. We also present net debt, a non-GAAP measure calculated as total debt less cash and cash equivalents. We believe net debt is a useful measure in calculating enterprise value. A condensed consolidated statement of operations (unaudited), condensed consolidated cash flow statement (unaudited), condensed consolidated balance sheet (unaudited) and preliminary supplemental statistics (unaudited) for U. S. Steel are attached. 3

CURRENT LANDSCAPE CHALLENGES SOLUTION PATH FORWARD Bullish for 2022 and advancing towards our Best for All future Delivering on Best for All Transitioning to a less capital- and carbon- intensive business model while becoming the best steel competitor Expanding competitive advantages Balanced capital allocation strategy Advancing towards our Best for All® future 4 Maintaining strong trade enforcement

ADVANCING TOWARDS OUR BEST FOR ALL FUTURE

6 6 Advancing towards our Best for All future Delivering for all our stakeholders Providing customers with profitable steel solutions for people and planet Delivering profitable solutions ✓ ✓ ✓ Growing competitive advantages Improving through-cycle performance Developing quality products & customer process solutions Best for people ✓ ✓ ✓ Leading safety performance Innovating for customers’ evolving needs Committed to a diverse, equitable, & inclusive culture Best for planet ✓ ✓ ✓ Committed to our 20% 2030 GHG goal1 Targeting net zero emissions by 20502 Delivering sustainable steels today3 More detail to follow 1 20% reduction in global greenhouse gas (GHG) emission intensity by 2030 for our scope 1 and scope 2 emissions, versus a 2018 baseline. 2 Targeting net zero carbon emissions by 2050 for our scope 1 and scope 2 emissions. 3 Our mini mill steelmaking is capable of producing steel with up to 75% less CO2 emissions compared to the traditional, integrated steelmaking process.

7 7 Advancing towards our Best for All future Growing competitive advantages LOW-COST IRON ORE MINI MILL STEELMAKING BEST-IN-CLASS FINISHING CAPABILITIES U. S. Steel’s Competitive Advantages:

8 8 Advancing towards our Best for All future Expanding our iron ore capability Advantaged pig iron strategy Annual production of up to 500k tons Realizing efficiency synergies at Gary Works Excess iron production at Gary Works to feed pig machine Unique solution to supply Big River Steel Expected to provide up to 50% of Big River Steel’s ore-based metallics needs PIG IRON AT GARY LOW-COST IRON ORE $60M Capital Spending ~500k Tons of Pig Iron Capability Run-rate EBITDA by ‘24~$30M

9 9 Advancing towards our Best for All future Expanding our iron ore capability Investing in DR-grade pellet capability Enabling Keetac to create DR-grade pellets while maintaining flexibility to produce blast furnace-grade pellets Maintaining optionality while serving the growing EAF market Optionality to (1) sell DR-grade pellets to DRI/HBI producers and/or (2) use to feed a potential future DRI/HBI2 investment Modest capital investment Investing ~$150 million to expand our low-cost iron ore advantage; not expected to change the 2022 capital spending budget and will continue to prudently manage future capital spending in-line with strategic priorities DR-GRADE PELLETS LOW-COST IRON ORE Proceeding with DR-grade1 pellet capability building at Keetac Note: Subject to state and local support and receipt of regulatory permitting. See “Legal disclaimers” slide. 1 DR-grade = Direct Reduced-grade. 2 DRI/HBI = Direct Reduced Iron / Hot Briquetted Iron.

Advancing towards our Best for All future
Expanding our iron ore capability

Progressing towards pig iron at Granite City Works



PIG IRON AT GRANITE CITY

LOW-COST IRON ORE

Mutually beneficial transaction structure

Non-binding letter of intent with SunCoke *to acquire Granite City's blast* furnaces; producing pig iron for USS

Increasing self-sufficiency of EAF[1] metallics

Working towards 40% self-sufficiency for EAF metallics needs

Well-timed with BR2 start-up

Pig iron facility expected to be operational in 2H 2024

United States Steel Corporation

Note: Subject to reaching a definitive agreement with SunCoke and other contingencies and approvals. See "Legal disclaimers" slide.

[1] EAF = Electric Arc Furnace.

10

Advancing towards our Best for All future
Progressing towards pig iron at Granite City

SunCoke:

Acquiring Granite City blast furnaces

supplying

Building 2 million tons of pig iron capability

Expected to be operational in 2H 2024

U. S. Steel:

100% Access to pig iron production

Agreement for 10 years of pig iron access

$0 No capex required for U. S. Steel

Would eliminate $50+ million of historical annual sustaining capex for the Granite City complex[1]

More detail on the following slide

~40% Self-sufficiency for Mini Mill segment metallics needs

Excess iron ore capability remaining for future additional metallics sourcing

United States Steel Corporation

Note: Subject to reaching a definitive agreement with SunCoke and other contingencies and approvals. See "Legal disclaimers" slide.

[1] Based on 2018-2022E capex at Granite City. Includes sustaining capex for ironmaking, steelmaking, hot rolling, and finishing assets.

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Advancing towards our Best for All future
Increasing self-sufficiency of Mini Mill metallics

Metallics needs of Mini Mill segment:

TODAY[1]:


~10%
~35%
~25%
~10%
~20%

Prime Scrap (internally sourced)

Pig Iron

HBI / DRI

Prime Scrap (outside purchased)

Obsolete Scrap

2024[2]:
illustrative


~5%
~40%
~35%
~5%
~15%

~10% Sourced internally

~15% excluding obsolete scrap

~40% Sourced internally

~65% excluding obsolete scrap

United States Steel Corporation

Note: Subject to reaching a definitive agreement with SunCoke and other contingencies and approvals. See "Legal disclaimers" slide. [1] Assumes Big River Steel's 3.3 million net tons at 90% utilization. [2] Assumes (a) Big River Steel's 3.3 million net tons and BR2's 3.0 million net tons (expected to come on-line in 2024) at 90% utilization, (b) execution of definitive documentation with SunCoke in 2022, completed in 2H 2024, and (c) completion of the Gary Work pig iron machine in 1H 2023. Future metallics mix subject to changes in product mix.

12

Advancing towards our Best for All future
Expanding our mini mill steelmaking advantage

~$3B Capital Spending

~3M Tons of Raw Steel Capability

~$650M Run-rate EBITDA *by '26*



BR2

MINI MILL STEELMAKING

- **Comprehensive suite of finishing assets**
  AHSS galvanizing / hot-roll galvanizing / painting / slitting
- **Expanding our sustainable steel offering[1]**
  Reducing our carbon intensity further
- **Groundbreaking held in February 2022**
  Purchased longer lead-time equipment in 2021

United States Steel Corporation

Note: BR2, formerly referred to as Mini Mill #2.

[1] Our mini mill steelmaking is capable of producing steel with up to 75% less CO_2 emissions compared to the traditional, integrated steelmaking process.

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Advancing towards our Best for All future
Capturing strategic market growth

~$450M Capital Spending

~200k Tons of Finishing Capability

~$140M Run-rate EBITDA *by '26*



NGO STEEL
BEST-IN-CLASS FINISHING CAPABILITY

Meeting the growing electric vehicle demand

Non-grain oriented (NGO) electrical steel grades needed to transform electrical power into useable energy

Investing where we have unique differentiation

Strategically located near a growing customer base

Higher through-cycle margin product mix

400 basis point improvement expected in through-cycle EBITDA margins[1]

United States Steel Corporation

[1] 400 basis point expansion based on previous through-cycle EBITDA margin expectations for Big River Steel of mid to high teens.

14

Advancing towards our Best for All future
Capturing strategic market growth

~$280M Capital Spending

~325k Tons of Finishing Capability

~$60M Run-rate EBITDA *by '26*


BRS
COATING LINE
BEST-IN-CLASS FINISHING CAPABILITY

Expanding our presence in value-add construction

Galvalume steel for exposed building panels and other high-end applications

Improving our product mix in strategic markets

Hot-dipped galvanizing steel for appliance and construction

By output mix:


BRS
BIG RIVER STEEL
a U. S. Steel company

- Galvalume (75%)
- Galvanize (25%)

Dual coating line

United States Steel Corporation
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16 16 Advancing towards our Best for All future Growing competitive advantages Best-in-class finishing capabilities Mini mill steelmaking 2021 2022 2023 2024 2025+ BRS NGO line (3Q ‘21 – 3Q ‘23) BRS coating line (4Q ‘21 – 2Q ‘24) BR2 (1H ‘22 – ‘24) Strategic investment timeline: Low-cost iron ore Gary pig (1H ‘22 – 1H ‘23) Granite City pig (1H ‘23 – 2H ‘24) DR-grade pellets (2H ’22 – ‘24) Note: The investment in DR-grade pellets and expected timeline are subject to state and local support and receipt of regulatory permitting. Pig iron at Granite City Works is subject to reaching a definitive agreement with SunCoke and other contingencies and approvals. See "Legal Disclaimers" slide.

17 17 Advancing towards our Best for All future Unlocking future earnings power BR2 MINI MILL STEELMAKING $650M Run-rate EBITDA by ‘26 NGO STEEL BEST-IN-CLASS FINISHING $140M Run-rate EBITDA by ‘26 COATING LINE BEST-IN-CLASS FINISHING $60M Run-rate EBITDA by ‘26 2022 20242023 2025 $830M 2026+ $880M $15M $230M Expected EBITDA contribution: BR2 NGO + Coating GARY PIG IRON LOW-COST IRON ORE $30M Run-rate EBITDA by ‘24 Gary Pig Iron Run-rate, through- cycle EBITDA

18 18 Advancing towards our Best for All future Balanced capital allocation approach INVESTING: Unlocking future earnings power with strategic projects Disciplined and efficient approach to value creation REWARDING: Returning excess capital to stockholders

19 19 Advancing towards our Best for All future Returning excess capital to stockholders $800M $300M stock buyback (announced Oct. ’21) $500M stock buyback (announced Jan. ’22) $150M Completed in 4Q 2021 $123M Completed in 1Q 2022 $0.05 per share Quarterly dividend Quarterly dividend is part of an enduring stockholder return program: Stock buybacks supported by the free cash flow generation of the business: $400M Completed in 2Q 2022 ~$127M Completed in 3Q 2022 QTD1 1 ~$127 million stock buyback completed 3Q 2022 quarter-to-date as of July 25. ~13% of stock repurchased as part of our completed $800 buyback program

20 20 Advancing towards our Best for All future Progressing towards a more sustainable future U. S. Steel’s 2021 Sustainability Report access the complete document HERE Reducing greenhouse gas emissions intensity Building ESG leadership Reinforcing our “Safety First” culture; consecutive years of record-setting safety performance

SECOND QUARTER 2022 UPDATE

Second quarter 2022 update Improving on record safety performance 0.10 0.07 0.06 0.03 YTD 20222019 2020 2021 BLS - Iron & Steel: 0.70 Benchmark 1 : OSHA Days Away from Work 2 Safety first: Consecutive years of record-setting performance 221 BLS – Iron & Steel 2020 data. 2 Occupational Safety and Health Administration (OSHA) Days Away from Work is defined as number of days away cases x 200,000 / hours worked. YTD as of July 28, 2022.

Reported Net Earnings (Loss) $ Millions Profit Margin: $964 $1,543 $1,038 $891 $1,104 3Q 20212Q 2021 4Q 2021 1Q 2022 2Q 2022 Adjusted Net Earnings (Loss) $ Millions Adjusted Profit Margin: $1,084 $1,831 $1,524 $1,139 $1,422 2Q 2021 3Q 2021 1Q 20224Q 2021 2Q 2022 Segment EBIT1 $ Millions Segment EBIT Margin1: $1,286 $2,027 $1,728 $1,337 $1,620 1Q 20222Q 2021 3Q 2021 4Q 2021 2Q 2022 Adjusted EBITDA2 $ Millions Adjusted EBITDA Margin2: $1,012 $2,002 $1,069 $882 $978 2Q 2021 3Q 2021 2Q 20224Q 2021 1Q 2022 20% 19% 22% 26% 34% 26% 31% 34% 19% 18% 27% 31% 17% 17% 22% 26% 16% 18% 23% 26% Second quarter 2022 update Financial updates 23Note: For reconciliation of non-GAAP amounts see Appendix. 1 Earnings (loss) before interest and income taxes. 2 Earnings (loss) before interest, income taxes, depreciation and amortization, and excluding adjustment items.

Flat-Rolled segment
Key statistics

Operating Statistics

	2Q 2021	3Q 2021	4Q 2021	1Q 2022	2Q 2022
Shipments: in 000s, net tons	2,326	2,328	2,032	1,947	2,365
Production: in 000s, net tons	2,485	2,634	2,181	2,205	2,424
Average Selling Price $ / net ton	$1,078	$1,325	$1,432	$1,368	$1,339

Segment EBITDA $ Millions



$703
$1,135
$1,017
$636
$902
2Q 2021
3Q 2021
4Q 2021
1Q 2022
2Q 2022
EBITDA Margin:
23%
32%
30%
21%
23%

EBITDA Bridge $ Millions, 2Q 2021 vs. 2Q 2022



$703
$625
($217)
($127)
($82)
$902
2Q 2021
Commercial
Raw Materials
Operating Costs
Other
2Q 2022

Commercial: The favorable impact is primarily the result of higher average realized prices.

Raw Materials: The unfavorable impact is primarily the result of higher coal and steelmaking additions costs.

Operating Costs: The unfavorable impact is primarily the result of increased costs for purchased products and services.

Other: The unfavorable impact is primarily the result of increased energy costs and variable compensation partially offset by increased joint venture income.

EBITDA Bridge $ Millions, 1Q 2022 vs. 2Q 2022



$636
$284
($85)
$32
$35
$902
1Q 2022
Commercial
Raw Materials
Operating Costs
Other
2Q 2022

Commercial: The favorable impact is primarily the result of higher volumes and increased seasonal iron ore sales partially offset by lower average realized prices.

Raw Materials: The unfavorable impact is primarily the result of higher coal costs.

Operating Costs: The favorable impact is primarily the result of lower outage-related costs.

Other: The favorable impact is primarily the result of increased joint venture income and favorable derivatives partially offset by higher variable compensation.

United States Steel Corporation

Note: For reconciliation of non-GAAP amounts see Appendix.

24

Mini Mill segment
Key statistics

Operating Statistics

	2Q 2021	3Q 2021	4Q 2021	1Q 2022	2Q 2022
Shipments: in 000s, net tons	616	608	559	507	615
Production: in 000s, net tons	747	750	681	601	750
Average Selling Price $ / net ton	$1,207	$1,517	$1,490	$1,372	$1,331

Segment EBITDA $ Millions



$324
$464
$407
$318
$309
2Q 2021
3Q 2021
4Q 2021
1Q 2022
2Q 2022

	2Q 2021	3Q 2021	4Q 2021	1Q 2022	2Q 2022
EBITDA Margin:	36%	42%	41%	38%	31%

EBITDA Bridge $ Millions, 2Q 2021 vs. 2Q 2022



$324
$88
($98)
$0
($5)
$309
2Q 2021
Commercial
Raw Materials
Operating Costs
Other
2Q 2022

Commercial: The favorable impact is primarily the result of higher average realized prices partially offset by lower volumes.

Raw Materials: The unfavorable impact is primarily the result of higher metallics costs.

Operating Costs: No change.

Other: The unfavorable impact is primarily the result of increased energy costs.

EBITDA Bridge $ Millions, 1Q 2022 vs. 2Q 2022



$318
$57
($45)
$4
($25)
$309
1Q 2022
Commercial
Raw Materials
Operating Costs
Other
2Q 2022

Commercial: The favorable impact is primarily the result of higher volumes partially offset by lower average realized prices.

Raw Materials: The unfavorable impact is primarily the result of higher metallics costs.

Operating Costs: The favorable impact is primarily the result of reduced maintenance costs.

Other: The unfavorable impact is primarily the result of derivatives losses and higher energy costs.

United States Steel Corporation

Note: For reconciliation of non-GAAP amounts see Appendix.

25

U. S. Steel Europe segment
Key statistics

Operating Statistics

	2Q 2021	3Q 2021	4Q 2021	1Q 2022	2Q 2022
Shipments: in 000s, net tons	1,167	1,064	1,028	1,110	1,067
Production: in 000s, net tons	1,279	1,274	1,181	1,088	1,216
Average Selling Price $ / net ton	$905	$1,143	$1,075	$1,109	$1,217

Segment EBITDA $ Millions



$232
$418
$293
$287
$302
2Q 2021
3Q 2021
4Q 2021
1Q 2022
2Q 2022

EBITDA Margin:	22%	33%	26%	23%	22%

EBITDA Bridge $ Millions, 2Q 2021 vs. 2Q 2022



$232
$430
($221)
($30)
($109)
$302
2Q 2021
Commercial
Raw Materials
Operating Costs
Other
2Q 2022

Commercial: The favorable impact is primarily the result of higher average realized prices.

Raw Materials: The unfavorable impact is primarily the result of higher coal costs.

Operating Costs: The unfavorable impact is primarily the result of increased costs for purchased products and services.

Other: The unfavorable impact is primarily the result of increased energy costs and the weakening of the Euro vs. the U.S. dollar.

EBITDA Bridge $ Millions, 1Q 2022 vs. 2Q 2022



$287
$191
($179)
$3
$0
$302
1Q 2022
Commercial
Raw Materials
Operating Costs
Other
2Q 2022

Commercial: The favorable impact is primarily the result of higher average realized prices.

Raw Materials: The unfavorable impact is primarily the result of higher coal and iron ore costs.

Operating Costs: The change is not material.

Other: No change.

United States Steel Corporation

Note: For reconciliation of non-GAAP amounts see Appendix.

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Tubular segment
Key statistics

Operating Statistics

	2Q 2021	3Q 2021	4Q 2021	1Q 2022	2Q 2022
Shipments: in 000s, net tons	105	123	127	128	136
Production: in 000s, net tons	114	117	140	156	168
Average Selling Price $ / net ton	$1,633	$1,702	$1,968	$2,349	$2,727

Segment EBITDA $ Millions



$11
$12
$42
$89
$119
2Q 2021
3Q 2021
4Q 2021
1Q 2022
2Q 2022

EBITDA Margin:	6%	5%	16%	29%	31%

EBITDA Bridge $ Millions, 2Q 2021 vs. 2Q 2022



$11
$133
($17)
$2
($10)
$119
2Q 2021
Commercial
Raw Materials
Operating Costs
Other
2Q 2022

Commercial: The favorable impact is primarily the result of higher average realized prices and higher volumes, partially offset by continued low-priced imports.

Raw Materials: The unfavorable impact is primarily the result of higher metallics costs.

Operating Costs: The change is not material.

Other: The unfavorable impact is primarily the result of increased variable compensation.

EBITDA Bridge $ Millions, 1Q 2022 vs. 2Q 2022



$89
$53
($8)
$1
($16)
$119
1Q 2022
Commercial
Raw Materials
Operating Costs
Other
2Q 2022

Commercial: The favorable impact is primarily the result of higher average realized prices, partially offset by continued low-priced imports.

Raw Materials: The unfavorable impact is primarily the result of higher metallics costs.

Operating Costs: The change is not material.

Other: The unfavorable impact is primarily the result of increased variable compensation.

United States Steel Corporation

Note: For reconciliation of non-GAAP amounts see Appendix.

27

Second quarter 2022 update Utilization rate impacted by planned outages ~89% Adjusted Raw Steel Utilization NA Flat-Rolled segment Adjusted for Gary Works #8 blast furnace planned outage and indefinitely idled Granite City ‘A’ blast furnace capacity 28

Operating Indefinitely Idled N o rt h A m e ri c a n F la t- R o ll e d T u b u la r E u ro p e MinntacIron ore pellets Keetac – 22.4 Cokemaking Clairton – 4.3 Gary BF #4 BF #6 BF #8 BF #14 – 7.5 Granite City BF ‘A’ BF ‘B’ 1.4 2.8 Great Lakes2 – – Mon Valley BF #1 BF #3 – 2.9 Košice BF #3BF #2BF #1 – 5.0 Fairfield EAF steelmaking / seamless pipe – 0.90 Lorain #3 seamless pipe 0.38 0.38 Lone Star #1 ERW #2 ERW 0.79 0.79 Idled Total Capability1 M in i M il l Big River Steel EAF #1 EAF #2 – 3.3 Permanently idled 29 Permanently idled 1 Raw steel capability, except at Minntac and Keetac (iron ore pellet capability), Clairton (coke capability), Lorain, and Lone Star (pipe capability). 2 Great Lakes raw steel capability was 3.8 million net tons previously. Global operating footprint ~1 month planned outage on BF #3 in September

Cash and liquidity $938 $682 $138 $4,090 $1,676 YE 2019 YE 2021YE 2020 1H 2022YE 2018 Cash from Operations $ Millions Cash and Cash Equivalents $ Millions Total Estimated Liquidity $ Millions Net Debt $ Millions $1,000 $749 $1,985 $2,522 $3,035 YE 2019 YE 2020 YE 2021 1H 2022YE 2018 $2,830 $2,284 $3,153 $4,971 $5,448 YE 2019 YE 2020 YE 2021 1H 2022YE 2018 $1,381 $2,892 $2,902 $1,369 $888 YE 2021YE 2019 YE 2020 1H 2022YE 2018 30Note: For reconciliation of non-GAAP amounts see Appendix.

APPENDIX

Additional Big River Steel LLC[1] summary data

$ millions

		2Q 2022
Income Statement	Customer Sales	$838M
	Intersegment Sales	$147M
	Net Sales	$985M
	EBIT[2]	$270M
Balance Sheet	Cash and cash equivalents	$201M
	Total Assets	$3,718M
	2029 senior secured notes	$720M
	Environmental revenue bonds	$752M
	Financial leases and all other obligations	$24M
	Fair value step up[3]	$124M
	Total Debt[3]	$1,620M
Cash Flow	Depreciation	$35M
	Capital Expenditures[4]	$87M

United States Steel Corporation

[1] Unless otherwise noted, amounts shown are reflected in Big River Steel LLC, the operating unit of the Big River Steel companies that reside within the Mini Mill segment. [2] Earnings before interest and income taxes. [3] The debt amounts reflect aggregate principal amounts. The fair value step up represents the excess of fair value over book value when Big River Steel was purchased. The fair value step-up is recorded in Big River Steel Holdings LLC. The fair value step up is shown as it is related to the debt amounts in Big River Steel LLC. [4] Excludes capital expenditures for BR2.

32

Flat-Rolled ($ millions) 2Q 2021 3Q 2021 4Q 2021 1Q 2022 2Q 2022 Segment earnings before interest and income taxes $579 $1,015 $890 $513 $777 Depreciation and amortization 124 120 127 123 125 Flat-Rolled Segment EBITDA $703 $1,135 $1,017 $636 $902 U. S. Steel Europe ($ millions) 2Q 2021 3Q 2021 4Q 2021 1Q 2022 2Q 2022 Segment earnings before interest and income taxes $207 $394 $269 $264 $280 Depreciation and amortization 25 24 24 23 22 U. S. Steel Europe Segment EBITDA $232 $418 $293 $287 $302 Tubular ($ millions) 2Q 2021 3Q 2021 4Q 2021 1Q 2022 2Q 2022 Segment (loss) earnings before interest and income taxes $0 $0 $30 $77 $107 Depreciation and amortization 11 12 12 12 12 Tubular Segment EBITDA $11 $12 $42 $89 $119 Other ($ millions) 2Q 2021 3Q 2021 4Q 2021 1Q 2022 2Q 2022 Segment (loss) earnings before interest and income taxes $14 ($2) ($31) $7 ($12) Depreciation and amortization 2 0 0 0 0 Other Segment EBITDA $16 ($2) ($31) $7 ($12) Reconciliation of segment EBITDA Mini Mill ($ millions) 2Q 2021 3Q 2021 4Q 2021 1Q 2022 2Q 2022 Segment earnings before interest and income taxes $284 $424 $366 $278 $270 Depreciation and amortization 40 40 41 40 39 Mini Mill Segment EBITDA $324 $464 $407 $318 $309 33

Net Debt ($ millions) YE 2019 YE 2020 YE 2021 1H 2022 Short-term debt and current maturities of long-term debt $14 $192 $28 $54 Long-term debt, less unamortized discount and debt issuance costs 3,627 4,695 3,863 3,869 Total Debt $3,641 $4,887 $3,891 $3,923 Less: Cash and cash equivalents 749 1,985 2,522 3,035 Net Debt $2,892 $2,902 $1,369 $888 Reconciliation of net debt 34

Reconciliation of reported and adjusted net earnings

($ millions)	2Q 2021	3Q 2021	4Q 2021	1Q 2022	2Q 2022	FY 2021
Reported net earnings attributable to U. S. Steel	$1,012	$2,002	$1,069	$882	$978	$4,174
Debt extinguishment	—	26	10	—	—	290
Asset impairment charges	28	—	245	6	151	273
Restructuring and other charges	31	—	91	17	17	128
Gain on sale of Transtar	—	(506)	—	—	—	(506)
(Gains) losses on assets sold and previously held investments[1]	(15)	7	1	—	—	(118)
Pension de-risking	—	—	93	—	—	93
Environmental remediation charge	—	—	43	—	—	43
Other charges, net[2]	6	(12)	—	(2)	—	35
Tax effect of the above items[3]	(12)	121	(121)	(5)	(42)	(12)
Adjusted net earnings attributable to U. S. Steel	$1,050	$1,638	$1,430	$898	$1,104	$4,400

[1] The year ended December 31, 2021 consists of a gain of $111 million on the previously held investment in Big River Steel, a gain of $15 million for the sale of property, partially offset by a loss of $8 million on the sale of a subsidiary of USSE.

[2] The year ended December 31, 2021 includes the amortization of the step-up to fair value for acquired inventory ($24 million), acquisition-related costs ($9 million), and a net loss of $2 million related to unrealized mark-to-market movement from acquired derivatives.

[3] Tax effect of the adjustments was applied using a blended tax rate of 25%.

Note: The reported net earnings attributable to U. S. Steel for the three months ended June 30, 2021, September 30, 2021, December 31, 2021, and March 31, 2022 include income tax benefits of $95 million, $25 million, $513 million, and $7 million, respectively, from the reversals of net valuation allowances. The reported net earnings attributable to U. S. Steel for the year ended December 31, 2021 includes an income tax benefit of $633 million from the reversal of net valuation allowance. These items were presented as adjustments to arrive at Adjusted net earnings attributable to U. S. Steel in prior period presentations. The reconciliations for the three months ended June 30, 2021, September 30, 2021, December 31, 2021, and for the year ended December 31, 2021 presented above have been recast to reflect the removal of these adjustments in accordance with Securities and Exchange Commission guidance.

United States Steel Corporation

35

Reconciliation of adjusted EBITDA ($ millions) 2Q 2021 3Q 2021 4Q 2021 1Q 2022 2Q 2022 Reported net earnings attributable to U. S. Steel $1,012 $2,002 $1,069 $882 $978 Income tax provision (benefit) (37) 260 (54) 246 284 Net interest and other financial costs 59 80 130 (10) (8) Reported earnings before interest and income taxes $1,034 $2,342 $1,145 $1,118 $1,254 Depreciation, depletion and amortization expense 202 196 204 198 198 EBITDA $1,236 $2,538 $1,349 $1,316 $1,452 Asset impairment charges 28 ─ 245 6 151 Restructuring and other charges 31 ─ 91 17 17 (Gains) losses on assets sold & previously held investments (15) 7 1 ─ ─ Gain on sale of Transtar ─ (506) ─ ─ ─ Other charges, net 6 (12) 42 (2) ─ Adjusted EBITDA $1,286 $2,027 $1,728 $1,337 $1,620 36

INVESTOR RELATIONS Kevin Lewis Vice President 412-433-6935 klewis@uss.com Eric Linn Director 412-433-2385 eplinn@uss.com www.ussteel.com @USS_Investors